PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            NEW FRONTIER ENERGY, INC.
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            NEW FRONTIER ENERGY, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 11, 2007

     Notice is hereby given that a Special Meeting (the "Special Meeting") of the shareholders (the "Shareholders") of New Frontier Energy, Inc., a Colorado corporation (the "Company"), will be held at 10:00 a.m., local time, on June 11, 2007, at the offices of the Company located at 1789 W. Littleton Blvd., Littleton, Colorado 80120, and any adjournments or postponements thereof for the following purposes:

     1. To adopt an amendment to the Company's Articles of Incorporation, as amended, which would effect an increase in the number of authorized shares of the Company's $0.001 par value common stock (the "Common Stock") from 50,000,000 shares to 500,000,000 shares.

     2. To approve and ratify the Company's 2007 Omnibus Long Term Incentive Plan (the "Plan"), which authorizes the issuance of up to 10,000,000 shares of the Company's Common Stock that may be issued under the Plan.

     3. To consider and act upon such other business as may properly come before the Special Meeting or any adjournments thereof.

     Only Shareholders of record at the close of business on April 4, 2007, shall be entitled to notice of and to vote at the Special Meeting or any adjournments thereof. All Shareholders are cordially invited to attend the Special Meeting in person.

                               By Order of the Board of Directors


                               Paul G. Laird, Chairman of the Board


May 9, 2007
Littleton, Colorado

IF YOU DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WISH YOUR SHARES OF COMMON STOCK AND/OR PREFERRED STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                            NEW FRONTIER ENERGY, INC.
                             1789 W. Littleton Blvd.
                            Littleton, Colorado 80120

                                 PROXY STATEMENT
                                Dated May 9, 2007

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 11, 2007

                                     GENERAL

     This Proxy Statement is being furnished to the shareholders of New Frontier Energy, Inc., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders (the "Shareholders") of outstanding shares of common stock, $0.001 par value, of the Company (the "Common Stock") and of outstanding shares of $0.001 par value Series B 12% Cumulative Convertible Preferred Stock ("Preferred Stock" or the "Series B Preferred Stock"), for use at the Special Meeting of the Shareholders to be held at 10:00 a.m., local time, on June 11, 2007, at the offices of the Company located at 1789 W. Littleton Blvd., Littleton, Colorado 80120, and any adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement, Notice of Special Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about May 9, 2007.

                       VOTING SECURITIES AND VOTE REQUIRED

     Only Shareholders of record at the close of business on April 4, 2007 (the "Record Date") are entitled to notice of and to vote the shares of Common Stock and/or Preferred Stock of the Company held by them on such date at the Special Meeting or any and all adjournments thereof. As of the Record Date, there were 6,114,925 shares of Common Stock issued and outstanding and entitled to vote and 28,730 shares of Preferred Stock issued and outstanding and entitled to vote at the Company's Special Meeting. There was no other class of voting securities outstanding as of the Record Date.

     Each share of Common Stock and Preferred Stock held by a Shareholder entitles such Shareholder to one vote on each matter that they are entitled to vote upon at the Special Meeting or any adjournments thereof.

     Shareholders owning shares of Common Stock and Preferred Stock will be entitled to vote on an amendment to the Company's Articles of Incorporation, as amended, which would effect an increase in the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 500,000,000 shares. Only Shareholders owning shares of Common Stock will be entitled to vote to approve and ratify the Company's 2007 Omnibus Long Term Incentive Plan (the "Plan"), which authorizes the issuance of up to 10,000,000 shares of the Company's Common Stock that may be issued under the Plan.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock is necessary to constitute a quorum at the Special Meeting with respect to the vote for an amendment to the Company's Articles of Incorporation, as amended, which would effect an increase in the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 500,000,000 shares. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting with respect to a vote to approve and ratify the Plan, which authorizes the issuance of up to 10,000,000 shares of the Company's Common Stock that may be issued under the Plan.

     Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock present at the Special Meeting in person or by proxy will be required to adopt an amendment to the Articles of Incorporation which would effect an increase in the number of authorized shares of Common Stock from 50,000,000 shares to 500,000,000 shares. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting in person or by proxy will be required to approve and ratify the Plan, which authorizes the issuance of up to 10,000,000 shares of the Company's Common Stock that may be issued under the Plan.

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy Card will vote "FOR" each proposal to be considered by the Shareholders at the Special Meeting or, if no such recommendation is given, in their own discretion.

     The Company's executive officers and directors have advised the Company that they intend to vote the shares of Common Stock they own (including those shares over which they hold voting power), representing approximately 4.18% as of January 25, 2007 (which amount does not include any shares of Common Stock they have a right to acquire, but have not yet acquired), of the outstanding shares of Common Stock, in favor of the approval and ratification of the Plan, which authorizes the issuance of up to 10,000,000 shares of the Company's Common Stock that may be issued under the Plan. Each Proxy granted by a Shareholder may be revoked by such Shareholder at any time thereafter by writing to the Secretary of the Company prior to the Special Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Special Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

     The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of the shares of Common Stock and Preferred Stock, will be paid by the Company.

     In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone, facsimile or in person. These persons will receive no extra compensation for their services.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    ----------------------------------------
                              OWNERS AND MANAGEMENT
                              ---------------------

     The following table sets forth, as of January 25, 2007, certain information with respect to the beneficial ownership of our Common Stock by each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock, except as otherwise indicated.







                [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]



              Name and Address of               Amount of Beneficial      Percent of Beneficial
                Beneficial Owner                     Ownership                  Ownership
----------------------------------------        --------------------      ---------------------
Paul G. Laird (1)                                      475,801                    7.58%
1789 W. Littleton Blvd.
Littleton, Colorado 80120

Les Bates (2)                                          444,551                    7.12%
1789 W. Littleton Blvd.
Littleton, Colorado 80120

Grant I. Gaeth (3)                                     198,051                    3.26%
1789 W. Littleton Blvd.
Littleton, Colorado 80120

John D. McKey, Jr. (4)                                 893,307                   14.85%
7737 S.E. Loblolly Bay Dr.
Hobe Sound, FL 33455

Candace McKey (5)                                    1,096,325                   17.63%
7737 S.E. Loblolly Bay Dr.
Hobe Sound, FL 33455

Echo's Voice LLC (6)                                   900,663                   14.11%
1535 Falmouth Ave.
New Hyde Park, NY 16040
                                                     1,366,459                   19.95%
Apollo Trust (7)
1535 Falmouth Ave.
New Hyde Park, NY 16040
                                                       959,628                    14.5%
Aviel Faliks (8)
24 Rozmus Ct.
Allendale, NJ 07401
                                                       406,489                    6.23%
John O'Shea (9)
100 Wall Street
New York, New York 10005
                                                       465,840                    7.29%
Wellington Management Company, LLP (10)
75 State Street
Boston, MA 02109
                                                     2,267,121                    32.0%
Helen De Bove (11)
1535 Falmouth Ave.
New Hyde Park, NY  16040

Iris Energy Holding Corp. (12)                         639,000                    9.99%
L/2 Maxkar Bldg. PO Box 1225
Apia, Samoa

Vision Opportunity Master Fund, LP (13)                639,000                    9.99%
20 West 55th Street 5th Floor
New York, NY 10019

Officers & Directors as a Group                      1,079,307                   15.99%

(1) Includes (i) 100,000 shares of Common Stock, (ii) options to acquire 25,000 shares of Common Stock from the Company at a price of $1.00, expiring in 2013, (iii) options to acquire 100,000 shares of Common Stock from the Company at a price of $0.75, expiring in 2014, (iv) options to acquire 75,000 shares of Common Stock from the Company at a price of $1.15, expiring in 2015, that were granted on May 13, 2005,
         (v) options to acquire 156,250 shares of Common Stock from the Company at a price of $1.25, on November 10, 2016, and (vi) 19,551 shares owned by Natural Resources Group, Inc., of which the Mr. Laird is an officer, director and principal shareholder.
(2) Includes (i) 100,000 shares of Common Stock, (ii) options to acquire 25,000 shares of Common Stock from the Company at a price of $1.00, expiring in 2013, (iii) options to acquire 100,000 shares of Common Stock from the Company at a price of $0.75, expiring in 2014, (iv) options to acquire 75,000 shares of Common Stock from the Company at a price of $1.15, expiring in 2015 that were granted on May 13, 2005, (v) options to acquire 125,000 shares of Common Stock from the Company at a price of $1.25, on November 10, 2016, and (vi) 19,551 shares owned by Natural Resources Group, Inc., of which Mr. Bates is an officer.
(3) Includes (i) 22,000 shares of Common Stock owned directly by Mr. Gaeth, 6,000 shares owned by GeoEx, Inc., an entity in which Mr. Gaeth is an affiliate, (ii) options to acquire 78,000 shares of Common Stock from the Company at a price of $0.75, expiring in 2014, (iii) options to acquire 62,500 shares of Common Stock from the Company at a price of $1.25, on November 10, 2016, and (iv) 19,551 shares owned by Natural Resources Group, Inc., of which Mr. Gaeth is an officer.
(4) Includes (i) 439,807 shares owned directly by Mr. McKey and (ii) 100,000 warrants to acquire shares of our Common Stock at a price of $2.00 per share. Also includes 353,500 shares owned directly by Mr. McKey's wife, Candace McKey, of which he disclaims beneficial ownership. Does not include 100,000 warrants to acquire shares of our Common Stock held by Candace McKey at a price of $2.00 per share or 203,018 warrants to acquire shares of our Common Stock held by Candace McKey at a price of $1.38 per share.
(5) Includes (i) 353,500 shares owned directly by Ms. McKey, (ii) 203,018 shares underlying warrants exercisable at $1.38 per share, expiring in 2007 and (iii) 100,000 warrants to acquire shares of our Common Stock at a price of $2.00 per share. Also includes 439,807 shares owned by Ms. McKey's husband, John D. McKey, Jr., of which she disclaims beneficial ownership. Does not include 100,000 warrants to acquire shares of our Common Stock held by Mr. McKey.
(6) Includes (i) 277,217 shares of Common Stock to be offered upon conversion of the Debenture, (ii) 188,662 shares of Common Stock to be offered upon the exercise of warrants issued to the holders of our Debentures, and (iii) 434,783 shares of Common Stock held by Echo's Voice, LLC. Helen Del Bove, manager of Echo's Voice LLC, exercises dispositive and voting power with respect to the shares of Common Stock owned by Echo's Voice LLC.
(7) Includes (i) 554,434 shares of Common Stock to be offered upon conversion of the Debenture, (ii) 377,242 shares of Common Stock to be offered upon the exercise of warrants issued to the holders of our Debentures, and (iii) 434,783 shares of Common Stock held by Apollo Trust. Helen Del Bove, Trustee of the Apollo Trust, exercises dispositive and voting power with respect to the shares of Common Stock owned by the Apollo Trust.
(8) Includes (i) 415,826 shares of Common Stock to be offered upon conversion of the Debenture, (ii) 282,932 shares of Common Stock to be offered upon the exercise of warrants issued to the holders of our Debentures, and (iii) 260,870 shares of Common Stock held by Mr. Faliks.
(9) Includes (i) 69,305 shares of Common Stock to be offered upon conversion of the Debenture, (ii) 47,156 shares of Common Stock to be offered upon the exercise of warrants issued to the holders of our Debentures, (iii) 5,063 shares of Common Stock issued to Mr. O'Shea as compensation to Westminster Securities Corp. pursuant to the Placement Agent Agreement dated June 28, 2005, (iv) 115,665 shares of Common Stock issued to Westminster Securities Corp. as compensation pursuant to the Placement Agent Agreement dated June 28, 2005, (v) 84,650 shares of Common Stock underlying a warrant issued to Mr. O'Shea in connection with his purchase of the Company's 12% Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock") and (vi) 84,650 shares of Common Stock underlying a warrant issued to Securities Westminster Corp. pursuant to the Placement Agent Agreement dated September 14, 2004. John P. O'Shea, as an officer of Westminster Securities Corp., exercise dispositive and voting power with respect to the shares of Common Stock owned by Westminster Securities Corp.

(10) Includes: (i) 110,887 shares of Common Stock to be offered upon conversion of the Debenture and 75,449 shares of Common Stock to be offered upon the exercise of warrants issued to the holders of our Debentures owned by J. Caird Partners, (ii) 110,887 shares of Common Stock to be offered upon conversion of the Debenture and 75,449 shares of Common Stock to be offered upon the exercise of warrants issued to the holders of our Debentures owned by J. Caird Investors, (iii) 27,722 shares of Common Stock to be offered upon conversion of the Debenture and 18,862 shares of Common Stock to be offered upon the exercise of warrants issued to the holders of our Debentures owned by the WTC-CIF Unconventional Fund and (iv) 27,722 shares of Common Stock to be offered upon conversion of the Debenture and 18,862 shares of Common Stock to be offered upon the exercise of warrants issued to the holders of our Debentures owned by the WTC-CTF Unconventional Fund. The 465,840 shares represent the amount of shares Wellington Management Company, LLP ("WMC") may be deemed to beneficially own as investment advisor, which are held of record by clients of WMC. No such client of WMC is known to have beneficial ownership to more than 5% of this class of securities.
(11) Includes (i) 277,217 shares of Common Stock to be offered upon conversion of the Debenture and 188,662 shares of Common Stock to be offered upon the exercise of warrants issued to the holders of our Debentures owned by Echo's Voice LLC and 434,783 shares of Common Stock held by Echo's Voice, (ii) 554,434 shares of Common Stock to be offered upon conversion of the Debenture and 377,242 shares of Common Stock to be offered upon the exercise of warrants issued to the holders of our Debentures owned by the Apollo Trust, and 434,783 shares of Common Stock held by the Apollo Trust. Helen Del Bove, as manager of Echo's Voice LLC and Trustee of the Apollo Trust, exercises dispositive and voting power over these shares of Common Stock.
(12) Includes 639,000 shares of Common Stock to be offered upon conversion of the shares of Series C Preferred Stock. Dectra (Samoa) Limited, director of Iris Energy Holding Corp. exercises dispositive and voting power with respect to the shares of Common Stock owned by Iris Energy Holding Corp.
(13) Includes 639,000 shares of Common Stock to be offered upon conversion of the shares of Series C Preferred Stock. Adam Benewitz exercises dispositive and voting power with respect to the shares of Common Stock owned by the Vision Opportunity Master Fund, LP.

Changes in Control

     We know of no arrangements, including the pledge of our securities by any person, that might result in a change in control, other than the conversion of our outstanding Preferred Stock, 2.5% Series C Cumulative Convertible Preferred Stock or Convertible Debentures or exercise of outstanding warrants in certain circumstances.

                             EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
------------------------------------

     Our executive compensation program for the named executive officers (NEOs) is administered by the Company's Board of Directors. We do not have a compensation committee.

     Compensation Objectives
     -----------------------

     We believe that the compensation programs for our NEOs should reflect our performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, and should reward individual contributions to the Company's success. We believe that the structure of the compensation programs for our executives reflects these objectives. Our compensation programs consist of three basic components: base salary, short term compensation and long term compensation.

     Elements of Compensation
     ------------------------

     The elements of our compensation program include: (1) base salary, (2) short term compensation, and (3) long term compensation.

     Base Salary. Each of the Company's NEO are paid a base salary. Base salaries for the NEO's are established based on the scope of their responsibilities, professional qualifications and the other elements of the executive's compensation.

     Short-term Compensation. Short-term compensation consists primarily of cash bonuses. The short-term components are designed to reward the contributions of the NEOs toward the Company's annual financial, operational and strategic goals and reward individual performance.

     Long-term Compensation. Long-term compensation is comprised of various forms of equity compensation. The long-term elements are designed to assist the Company in long-term retention of key personnel and further align the interests of our NEOs with our shareholders.

     The determination of each element of compensation to the NEOs are entirely in the discretion of the Board. We do not currently use any specific benchmarks or performance goals in determining the elements of and the size of awards and compensation.

Equity Award Practices
----------------------

     All equity awards are approved before or on the date of grant. The exercise price of at-the-money stock options and the grant price of all full-value awards is the closing price on the date of grant.

     Our equity award approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price and the date of grant. The Company has no program, plan or practice to the timing of its option grants.

Summary Compensation Table
--------------------------

     The following table summarizes the compensation of Paul G. Laird and Les Bates, the Company's NEOs for the fiscal years ended February 28, 2007 and 2006.


Name and             Fiscal Year   Salary     Bonus         Stock       Option      All other    Total ($)
Principal Position                                         Awards       Awards     Compensation
----------------------------------------------------------------------------------------------------------
Paul G. Laird           2007     $115,000   $110,000         $0        $183,552(2) $28,254 (4)   $436,806
  Chief Executive       2006     $ 84,996   $ 30,000      $117,000(1)  $ 46,962(3)     $ 0       $278,958
Officer  and
President
----------------------------------------------------------------------------------------------------------
Les Bates               2007     $112,500   $110,000       $0        $146,841 (2)      $0       $369,341
 Principal              2006     $ 84,996   $ 30,000    $117,000 (1) $ 46,962 (3)      $0       $278,958
Accounting and
Financial Officer
----------------------------------------------------------------------------------------------------------

(1) On May 19, 2005, the Company granted restricted stock awards, which vested on that date, of 100,000 shares of its Common Stock to its two executive officers as compensation for services. The Company's Common Stock closed at $1.17 on that day.
(2) Awards to Messrs. Laird and Bates were made on November 10, 2006. The aggregate number of options granted to Mr. Laird was 1,250,000 which had a SFAS No. 123(R) value of $734,207 or $0.5873 per share and the aggregate number of options granted to Mr. Bates was 1,000,000 and had a SFAS No. 123(R) of $587,365 or $0.5873 per share. The amounts recorded in this table are based upon the number of vested options as of February 28, 2007 multiplied by the SFAS No. 123(R) value per share. The options are exercisable at an exercise price of $1.25 per share. The fair value of the options was estimated on the date of the grant utilizing the Black-Scholes option pricing model with the following assumptions: expected life of the options is 10 years, expected volatility of 81%, risk free interest rate of 4.73% and no dividend yield. The amounts in this column reflect the compensation cost recognized by the Company for the fiscal year ended February 28, 2007. The Company accounts for employee stock options under the "modified-prospective." Under the "modified-prospective" method, compensation cost is recognized in the financial statements beginning with the effective date, based on the requirements of SFAS No. 123(R) for all share-based payments granted after that date, and based on the requirements of SFAS No. 123 for all unvested awards granted prior to the effective date of SFAS No. 123(R).
(3) Awards to Messrs. Laird and Bates were made on May 13, 2005 and valued at $0.63 per share. The awards represent options to acquire 75,000 shares of Common Stock at an exercise price of $1.15 per share, exercisable until May 13, 2015. The value of the awards were calculated using the Black-Scholes model. For a discussion of valuation assumptions, see Note 8 - Equity Incentive Plan Stock Option Plan of the Notes to Consolidated Financial Statements included in our annual report on Form 10-KSB for year ended February 28, 2006.The compensation cost was not recognized as in fiscal 2006 because the Company accounted for stock-based compensation in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation." This standard requires the Company to adopt "fair-value" method with respect to stock-based compensation.
(4) Represents accrued management fees in the amount of $28,254 to be paid to Natural Resource Group Gathering LLC, the general partner of SDG ("NRGG"). Paul G. Laird is a Manager of NRGG.


Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based
---------------------------------------------------------------------------
Awards Table
------------

Individual Arrangements and Employment Agreements
-------------------------------------------------

     The following is a description of the individual arrangements that we have made with Messrs. Laird and Bates with respect to their compensation. Messrs. Laird and Bates were each paid during the fiscal year ended February 28, 2007 in accordance with his employment agreements with us, which is described. In addition, Messrs. Laird and Bates also have a Change-in-Control payment that is described in the "Potential Payments Upon Termination" below.

Paul G. Laird - Chief Executive Officer and President

     Paul G. Laird has been the President, Chief Executive Officer and a director of the Company since April 2003. Effective August 1, 2006, Mr. Laird's employment agreement was modified to provided that Mr. Laird would receive base salary compensation in the amount of $155,000 per annum. Mr. Laird's base salary compensation is adjusted annually at the rate of inflation as measured by the federal Consumer Price Index, or $6,000, whichever is greater. The compensation is subject to annual escalations based on cost-of-living and merit increases approved by the Board. Mr. Laird is also eligible for bonuses, to be determined by the Board in it sole discretion. Effective October 31, 2006, Mr. Laird's employment agreement was modified to expire October 31, 2009; however, it is automatically renewable on an annual basis for additional one-year increments.

     During the fiscal year ended February 28, 2007, Mr. Laird was granted an aggregate of $110,000 in cash bonuses. On June 6, 2006, Mr. Laird was granted a $30,000 cash bonus and on December 20, 2006, Mr. Laird was granted an additional $80,000 cash bonus. The short-term components of compensation for the Company's NEOs are designed to reward the contributions of the NEOs toward the Company's annual financial, operational and strategic goals and reward individual performance. The bonus amounts were determined arbitrarily by the board of directors of the Company based upon thier analysis of Mr. Laird's performance during the fiscal year ended February 28, 2007. During the fiscal year ended February 28, 2007, the board of directors considered the significance of Mr. Laird's contributions in the Company's acquisition of Cedar Ridge, LLC's ("Cedar Ridge") 36.66667% working interest (29.33336% net revenue interest) in eleven gas and 2 water disposal wells and 33,949 net acres in the Slater Dome Field located along the eastern edge of the Greater Green River basin in northwest Colorado and south central Wyoming which was consummated effective December 14, 2006, in determining that Mr. Laird should be awarded a greater bonus amount than that awarded during the fiscal year ended February 28, 2006. The board of directors does not currently have a formula in place to determine the amount of bonus compensation to be paid to Mr. Laird.

     In his position as President and Chief Executive Officer, Mr. Laird exercises detailed supervision over the operations of the Company and is ultimately responsible for the operations of the Company, including but not limited to land acquisitions and exploration and development of the Company's properties. Mr. Laird further performs all duties incident to the title of Chief Executive Officer and President and such other duties as from time to time may be assigned to him by the Board of Directors. Mr. Bates' is responsible for all duties incident to the title of Principal Accounting and Financial Officer, Secretary and Treasurer. The board of directors has considered these factors and Mr. Laird's increased responsibilities as the President and Chief Executive Officer of the Company in compensating Mr. Laird as compared to Mr. Bates. During the fiscal year ended February 28, 2007, Mr. Laird was compensated $2,500 more and was awarded an additional 250,000 options to purchase shares of the Company's common stock as compared to Mr. Bates.

Les Bates - Principal Accounting and Financial Officer and Secretary and
Treasurer

     Les Bates has been the Chief Financial Officer, Principal Accounting and Financial Officer, Secretary, Treasurer and a director of the Company since April 2003. Effective August 1, 2006, Mr. Bates' employment agreement was modified to provided that Mr. Bates would receive base salary compensation in the amount of $150,000 per annum. Mr. Bates' base salary compensation is adjusted annually at the rate of inflation as measured by the federal Consumer Price Index, or $6,000, whichever is greater. The compensation is subject to annual escalations based on cost-of-living and merit increases approved by the Board. Mr. Bates is also eligible for bonuses, to be determined by the Board, in its sole discretion. Effective October 31, 2006, Mr. Bates' employment agreement was modified to expire October 31, 2009; however, it is automatically renewable on an annual basis for additional one-year increments.

     During the fiscal year ended February 28, 2007, Mr. Bates was granted an aggregate of $110,000 in cash bonuses. On June 6, 2006, Mr. Bates was granted a $30,000 cash bonus and on December 20, 2006, Mr. Bates was granted an additional $80,000 cash bonus. The bonus amounts were determined arbitrarily by the board of directors of the Company based upon their analysis of Mr. Bates' performance during the fiscal year ended February 28, 2007. During the fiscal year ended February 28, 2007, the board of directors considered the significance of Mr. Bates' contributions in the Company's acquisition of Cedar Ridge's 36.66667% working interest (29.33336% net revenue interest) in eleven gas and 2 water disposal wells and 33,949 net acres in the Slater Dome Field located along the eastern edge of the Greater Green River basin in northwest Colorado and south central Wyoming which was consummated effective December 14, 2006, in determining that Mr. Bates should be awarded a greater bonus amount than that awarded during the fiscal year ended February 28, 2006. The board of directors does not currently have a formula in place to determine the amount of bonus compensation to be paid to Mr. Bates.

     Messrs. Laird and Bates are also officers, directors and principal shareholders of Natural Resources Group, Inc., a Colorado corporation ("NRGI"). NRGI is an inactive company that was previously engaged in the business of the acquisition and sale of oil and gas prospects. Due to the inactive status of NRGI, Messrs. Laird and Bates do not believe that there is any conflict of interest in connection with their positions with NRGI. The Company's Board of Directors intend to adopted board resolutions that will set forth the policies and procedures for dealing with potential conflicts of interest between the Company and its officers and directors. Messrs Laird and Bates each dedicate approximately 40 to 50 hours per week for Company business.

Outstanding Equity Awards at Fiscal Year End
--------------------------------------------

     The following table sets forth information concerning options awards to Messrs. Laird and Bates at the fiscal year ended February 28, 2007. The Company did not grant any stock awards during the fiscal year ended February 28, 2007.



                                             Option Awards
---------------------------------------------------------------------------------------------------
                    Grant Date          Number of         Number of     Option        Option
                                        Securities        Securities   Exercise     Expiration
Name                                    Underlying        Underlying    Price          Date
                                       Unexercised       Unexercised
                                        Options (#)      Options (#)
                                       Exercisable      Unexercisable
---------------- ------------------ ------------------ --------------- --------- ------------------
Paul G. Laird      May 13, 2005          75,000                0        $1.15      May 13, 2015
                 November 10, 2006       312,500          937,500 (1)   $1.25    November 10, 2016
                   June 1, 2004          25,000                0        $1.00      June 1, 2014
                 October 25, 2004        100,000               0        $0.75    October 25, 2014
---------------- ------------------ ------------------ --------------- --------- ------------------
Les Bates          May 13, 2005          75,000                0        $1.15      May 13, 2015
                 November 10, 2006       250,000          750,000 (2)   $1.25    November 10, 2016
                   June 1, 2004          25,000                0        $1.00      June 1, 2014
                 October 25, 2004        100,000               0        $0.75    October 25, 2014
---------------- ------------------ ------------------ --------------- --------- ------------------



     (1) On November 10, 2006, the Company granted Paul G. Laird 1,250,000 options to acquire shares of the Company's Common Stock which are exercisable at a price of $1.25. The Stock Options vest at a rate of 156,250 shares each fiscal quarter ending November 30, February 28, May 31 and August 31 through November 30, 2008.

     (2) On November 10, 2006, the Company granted Les Bates 1,000,000 options to acquire shares of the Company's Common Stock which are exercisable at a price of $1.25. The Stock Options vest at a rate of 125,000 shares each fiscal quarter ending November 30, February 28, May 31 and August 31 through November 30, 2008.

     On May 19, 2005, the Company granted 100,000 shares of its restricted stock to Messrs Laird and Bates, which vested immediately on that date as compensation for services. The Company's Common Stock closed at $1.17 on that day.

Option Exercises During Fiscal Year
-----------------------------------

     There were no options exercised during the year ended the year ended February 28, 2007.

Potential Payments Upon Termination
-----------------------------------

Cash Compensation.
------------------

     Messrs. Laird and Bates' employment agreements contain provisions under which the Company will be obligated to pay Mr. Laird and Mr. Bates certain compensation upon their termination. The following tables set forth the details the estimated payments and benefits that would be provided to Mr. Laird and Mr. Bates in the event that their employment with us is terminated for any reason, including , including termination by mutual agreement, illness or incapacity, with cause, without cause, resignation or retirement and termination in connection with a change in control.


----------------------------------------------------------------------------------------------------------------------
Paul G. Laird      Termination by   Illness or        With cause      Without cause   Resignation/    Termination in
                   Mutual           incapacity                                        retirement       Connection
                   Agreement                                                                          with a Change
                                                                                                      in Control
----------------------------------------------------------------------------------------------------------------------
Cash Compensation         0               0                0           $ 426,250            0          $889,700 (2)
                                                                         (1)(2)
----------------------------------------------------------------------------------------------------------------------
Unvested Stock            0               0 (3)            0             0 (3)              0              0 (3)
Options
----------------------------------------------------------------------------------------------------------------------

(1) Upon termination without cause, the Company shall (i) make a lump sum cash payment to Mr. Bates within 10 days after termination is effective of an amount equal to (1) Mr. Laird's base salary accrued to the date of termination;
(2) unreimbursed expenses accrued to the date of termination; (3) an amount equal to the greater of (a) Mr. Laird's annual base salary (i.e., 12 months of base salary), or (b) amounts remaining due to Mr. Laird as base salary (assuming that payments under his employment agreement were made until expiration of the initial term or if applicable the renewal term), and (4) any other amounts due to Mr. Laird under his employment agreement. This amount represents amounts remaining due to Mr. Laird as base salary for the remaining term of his employment agreement.

(2) For purposes of this table, we have assumed Mr. Laird's termination on February 28, 2007.

(3) Mr. Laird's unvested stock options granted on November 10, 2006 are exercisable at a price of $1.25 per share, which exceeded the closing price of the Company's common stock on February 28, 2007, which was $1.23 per share.


----------------------------------------------------------------------------------------------------------------------
Les Bates          Termination by   Illness or        With cause      Without cause   Resignation/   Termination in
                   Mutual           incapacity                                        retirement      Connection
                   Agreement                                                                         with a Change
                                                                                                      in Control
----------------------------------------------------------------------------------------------------------------------
Cash Compensation         0              0                 0           $ 400,000            0          $848,500 (2)
                                                                         (1)(2)
----------------------------------------------------------------------------------------------------------------------
Unvested    Stock         0              0 (3)             0             0 (3)              0              0 (3)
Options
----------------------------------------------------------------------------------------------------------------------

(1) Upon termination without cause, the Company shall (i) make a lump sum cash payment to Mr. Bates within 10 days after termination is effective of an amount equal to (1) Mr. Bates' base salary accrued to the date of termination;
(2) unreimbursed expenses accrued to the date of termination; (3) an amount equal to the greater of (a) Mr. Bates' annual base salary (i.e., 12 months of base salary), or (b) amounts remaining due to Mr. Bates as base salary (assuming that payments under his employment agreement were made until expiration of the initial term or if applicable the renewal term), and (4) any other amounts due to Mr. Bates under his employment agreement. This amount represents amounts remaining due to Mr. Bates as base salary for the remaining term of his employment agreement.

(2) For purposes of this table, we have assumed Mr. Bates' termination on February 28, 2007.

(3) Mr. Bates' unvested stock options granted on November 10, 2006 are exercisable at a price of $1.25 per share, which exceeded the closing price of the Company's common stock on February 28, 2007, which was $1.23 per share.

     If any time during the term of Mr. Laird and/or Mr. Bates' employment agreements there is a change of control of the Company and Mr. Laird and/or Mr. Bates' employment is terminated by the Company, upon the mutual agreement of the parties, for illness or incapacity, without cause, or by resignation or retirement (each as more specifically set forth in the respective employment agreements) within the greater of one (1) year following the change of control or the remaining term of the employment agreements (the "Change of Control Date"), the Company shall pay to Mr. Laird and/or Mr. Bates (a) the balance of all amounts due from the Change of Control Date until the end of the term of the employment agreement plus (b) an amount equal to 2.99 times the sum of (i) his respective annual Base Salary (as defined in the employment agreements) as in effect on the date of termination plus (ii) the amount of bonus paid in the prior year to Mr. Laird and/or Mr. Bates', and (c) any other amounts due to Mr. Laird and/or Mr. Bates' under any other provision of their employment agreements. This amount shall be paid to Mr. Laird and/or Mr. Bates' in one lump sum as soon as practicable, but in no event later than one hundred twenty (120) days, after the date that employment is terminated. In addition to the lump sum payment referenced in the preceding sentence, the Company shall pay to Mr. Laird and/or Mr. Bates' any accrued and unpaid bonuses at the same time as the lump sum payment is made.

     A change of control is defined in the employment agreements to mean the occurrence of one or more of the following three events:

     (1) any person becomes a beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) directly or indirectly of securities representing 33% or more of the total number of votes that may be cast for the election of directors of the Company;

     (2) Within two years after a merger, consolidation, liquidation or sale of assets involving the Company, or a contested election of a Company director, or any combination of the foregoing, the individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board of Directors; or

     (3) Within two years after a tender offer or exchange offer for voting securities of the Company, the individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board of Directors.

     Further, if any payment or distribution by the Company to Mr. Laird and/or Mr. Bates is determined to be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Mr. Laird and/or Mr. Bates shall be entitled to receive a payment on an after-tax basis equal to the excise tax imposed.

Effects of Termination Events or Change in Control on Unvested Equity Awards
----------------------------------------------------------------------------

     All unvested stock option awards granted to Messrs. Laird and Bates provide that upon a change of control, the unvested stock options shall immediately vest and be exercisable immediately.

Compensation of Non-Management Directors
----------------------------------------

     The following table provides certain information concerning the compensation of the Company's non-management director, Grant Gaeth for the fiscal year ended February 28, 2007.

                                   Director Compensation
--------------------------------------------------------------------------------------------
Name             Fees Earned   Stock Awards  Option Awards  All other            Total
                 or Paid in                                Compensation
                 Cash
--------------------------------------------------------------------------------------------
Grant Gaeth      $ 0           $0             $73,421(1)    $77,250 (2)        $ 150,671
---------------- ------------- ------------- -------------- ------------------ -------------

(1) On November 10, 2006, the Company granted Grant Gaeth 500,000 options to acquire shares of the Company's Common Stock which are exercisable at a price of $1.25. The stock options vest at a rate of 62,500 shares each fiscal quarter ending November 30, February 28, May 31 and August 31 through November 30, 2008. These stock options have a strike price of $1.25 per share and a SFAS No. 123(R) value of $0.59 per share. As of February 28, 2007, 125,000 of these options had vested and were exercisable and 375,000 of these options remained unvested. The amounts in this column reflect the compensation cost recognized by the Company for the fiscal year ended February 28, 2007.

(2) Reflects consulting fees paid to GeoEx, Ltd, an entity controlled by Grant Gaeth, that provides geological consulting services.

Cash Compensation.
------------------

         We have not paid any cash compensation to our directors for their service on our Board of Directors. However, we intend to pay $100 per meeting to our directors for the foreseeable future.

Liability Insurance.
--------------------

     The Company has provided liability insurance for its directors and officers since April 13, 2005. American International Specialty Lines Insurance Company is the underwriter of the current coverage, which extends until April 13, 2007. The annual cost of this coverage is approximately $25,000.


Stock Option and Stock Grant Plan

     On June 6, 2003, we adopted the New Frontier Energy, Inc. Stock Option and Stock Grant Plan (the "2003 Plan"). The 2003 Plan allows for the issuance of incentive (qualified) options, non-qualified options and the grant of stock or other equity incentives to our employees, consultants, directors and others providing service of special significance to our company. The 2003 Plan is administered by a committee to be appointed by our Board of Directors, or in the absence of that appointment, by the Board itself. The 2003 Plan provides for the issuance of up to 625,000 shares or options.

     Incentive stock options may be granted only to statutory employees. Non-qualified options and stock grants may be made to employees, consultants, directors and other individuals or entities determined by the committee. Incentive and non-qualified options may be granted to the same individual, in the discretion of the committee. The terms of the options or the grants, including the number of shares covered by the option or award, the exercise price, vesting schedule, and term, are determined in the sole discretion of the committee, except that incentive options must satisfy the requirements of the Internal Revenue Code applicable to incentive options. No option may be exercised more than ten years from the date of grant. The Plan expires in 2013.

     As of January 25, 2007, we had granted 600,000 options to acquire shares of our common stock pursuant to the 2003 Plan and have 25,000 options to acquire shares of our common stock available for grant under the 2003 Plan.

Securities Authorized For Issuance Under Compensation Plans

     The table set forth below presents the securities authorized for issuance with respect to the 2003 Plan under which equity securities are authorized for issuance as of February 28, 2006.


------------------------------------------------------------------------------------------------
Equity Compensation Plan Information
------------------------------------------------------------------------------------------------
Plan Category                                                            Number of securities
                                                                         remaining available for
                       Number of securities                              future issuance under
                       to be issued upon        Weighted-average         equity  compensation
                       exercise of exercise     price of (excluding      plans securities
                       outstanding options,     outstanding options,     reflected in the 1st
                       warrants and rights      warrants and rights      column)
---------------------- ------------------------ ------------------------ -----------------------
Equity Compensation          588,000                   $0.87                     25,000
Plans approved by
security holders
---------------------- ------------------------ ------------------------ -----------------------
Equity Compensation             0                        0                          0
Plans not approved
by security holders
---------------------- ------------------------ ------------------------ -----------------------
Total                        588,000                   $0.87                     25,000
---------------------- ------------------------ ------------------------ -----------------------






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                                       14

                                   PROPOSAL 1

                      PROPOSED AMENDMENT TO THE ARTICLES OF
                    INCORPORATION TO INCREASE THE AUTHORIZED
                             SHARES OF COMMON STOCK

     The Board of Directors has approved a resolution, subject to Shareholder approval, to amend the Company's Articles of Incorporation to increase the total number of authorized shares of Common Stock from 50,000,000 shares of Common Stock to 500,000,000 shares of Common Stock. The form of amendment (the "Amendment") to the Articles of Incorporation is attached as Exhibit A, and reference is made to the Amendment for the complete terms thereof.

     The Company's Articles of Incorporation currently authorize the issuance of 50,000,000 shares of Common Stock, $0.001 par value. As of January 25, 2007, there were 5,916,988 shares of Common Stock issued and outstanding. The Amendment will not affect the number of shares of Common Stock issued and outstanding, but will only affect the total number of shares of Common Stock authorized for issuance by the Company.

     Between December 1, 2006 and January 16, 2007, the Company sold in an offering (the "Offering") to accredited investors an aggregate of 444.5 investment units (the "Units") at a purchase price of $50,000 per Unit for aggregate gross proceeds of $21,615,500 in cash and the conversion of principal and interest on a promissory note in the amount of $612,500 into Units, which amount represents the principal amount and all accrued and unpaid interest on a promissory note issued on October 30, 2006. Each Unit consists of: (i) $50,000 of 2.5% Series C Cumulative Convertible Preferred Stock, par value $0.001 (the "Series C Preferred Stock"), convertible into 47,619 shares of the Company's $0.001 par value common stock (the "Common Stock") at a price of $1.05 per share (the "Conversion Price"); (ii) a three-year warrant to purchase 47,619 shares of Common Stock at an exercise price of $1.50 per share (the "AC Warrants"); and
(iii) a three year warrant to purchase 23,810 shares of Common Stock at an exercise price of $2.00 per share (the "BC Warrants").

     As of the date of this Proxy Statement, the Company has reserved a sufficient number of its authorized Common Stock to issue upon the exercise and conversion of all of its outstanding securities discussed below (except for the AC Warrants and the BC Warrants and the payment of dividends on the Series C Preferred Stock in shares of Common Stock). Pursuant to the terms of the Offering, the Company agreed to seek shareholder approval from the holders of the Common Stock and Preferred Stock to increase the authorized number of shares of Common Stock.

     If all of the securities discussed below and stock options granted to officers, directors, employee and others were either converted or exercised, there would be 82,761,897 shares of the Company's Common Stock issued and outstanding. The Company would need an additional 32,761,897 shares of Common Stock authorized pursuant to its Articles of Incorporation to satisfy the conversion or exercise of all of its outstanding securities. The Amendment would amend the Company's Articles of Incorporation to increase the total number of authorized shares of Common Stock from 50,000,000 shares of Common Stock to 500,000,000 shares of Common Stock. As of the date of this Proxy Statement, the Company has no plans to issue any of the shares of Common Stock that will not be reserved for issuance of shares upon the exercise of the Company's outstanding securities.

     The following is a description of the securities of the Company that are issued and outstanding as of the date of this Proxy Statement.

COMMON STOCK

     Each share of Common Stock is entitled to one vote at all meetings of shareholders. All shares of Common Stock are equal to each other with respect to liquidation rights and dividend rights. There are no preemptive rights to purchase any additional shares of Common Stock. Our Articles of Incorporation prohibit cumulative voting in the election of directors. In the event of liquidation, dissolution or winding up of the Company, holders of shares of Common Stock will be entitled to receive on a pro rata basis all assets of the Company remaining after satisfaction of all liabilities and all liquidation preferences, if any, granted to holders of our preferred stock.

     The holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as our board of directors may from time to time determine. Holders of Common Stock will share equally on a per share basis in any dividend declared by the board of directors. We have not paid any dividends on our Common Stock and do not anticipate paying any cash dividends on such stock in the foreseeable future.

     In the event of a merger or consolidation, all holders of Common Stock will be entitled to receive the same per share consideration.

     As of January 25, 2007, there were 5,916,988 shares of Common Stock issued and outstanding.

PREFERRED STOCK

     The Articles of Incorporation vest our Board of Directors with authority to divide the preferred stock into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by the laws of the State of Colorado and the Articles of Incorporation in respect to, among other things, (i) the number of shares to constitute such series and the distinctive designations thereof; (ii) the rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividend shall accrue;
(iii) whether preferred stock may be redeemed and, if so, the redemption price and the terms and conditions of redemption; (iv) the liquidation preferences payable on preferred stock in the event of involuntary or voluntary liquidation;
(v) sinking fund or other provisions, if any, for redemption or purchase of preferred stock; (vi) the terms and conditions by which preferred stock may be converted, if the preferred stock of any series are issued with the privilege of conversion; and (vii) voting rights, if any.

Series B Preferred Stock

     The following summary of the Series B Preferred Stock is qualified in its entirety by the detailed information appearing in the Series B Preferred Stock Certificate of Designation filed with the Commission as Exhibit 3.1 to Form 8-K on September 23, 2005.

     The stated value and issue price of the Series B Preferred stock is $100.00 per share. Holders of the Series B Preferred Stock are entitled to receive cumulative dividends at the rate of 12% per annum, payable quarterly on January 31, April 30, July 31 and October 31. The dividends are cumulative and payable in cash. Each 130 shares of Series B Preferred Stock is convertible into 20,000 shares of Common Stock of the Company at the rate of $0.65 per share.

     The Series B Preferred Stock has customary weighted-average anti-dilution rights with respect to any subsequent issuance of Common Stock or Common Stock equivalents at a price less than $0.65 per share, and otherwise in connection with forward or reverse stock splits, stock dividends, recapitalizations, and the like. The anti-dilution provisions shall not apply to certain employee stock options and shares issued in connection with certain mergers and acquisitions.

     Except as otherwise provided in the Series B Preferred Stock Certificate of Designation with respect to matters that adversely affect the rights of the holders of the Series B Preferred Stock, and as otherwise required by law, the Series B Preferred Stock shall have no voting rights.

     Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of the Series B Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series B Preferred Stock an amount equal to the stated value ($100.00) of the Series B Preferred Stock per share plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing. If the assets of the Company are insufficient to pay such amounts in full, then the entire assets to be distributed to the holders of the Series B Preferred Stock shall be distributed among the holders of the Series B Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

     In the event the closing bid price of the Company's Common Stock has closed for 20 consecutive trading days at a price not less than $1.30 (subject to adjustment), the Company may deliver notice to holders of the Series B Preferred Stock of the Company's irrevocable election to redeem all or part of the Series B Preferred Stock. The Company must provide 30 days' written notice to the holders of the Series B Preferred Stock. The Company may not call the Series B Preferred Stock unless at least two years have passed from the Original Issue Date.

     As of January 25, 2007, there were 29,280 shares of the Series B Preferred Stock outstanding.

Series C Preferred Stock

     This description of the terms of the Series C Preferred Stock is qualified in its entirety to the Certificate of Designation of Preferences, Rights and Limitations of the Series C 2.5% Cumulative Convertible Preferred Stock (The "Series C Certificate of Designation") filed with the Securities and Exchange Commission (the "SEC") on Form 8-K on November 27, 2006. Capitalized terms used in this section but not defined herein are defined in the Series C Certificate of Designation.

     The Series C Preferred Stock pays a cumulative dividend at the rate of 2.5% per annum, payable quarterly on January 31, April 30, July 31 and October 31. The form of dividend payments may be, at the Company's option, in cash or, at the Company's election and subject to certain conditions, in shares of Common Stock valued at the Conversion Price of the Series C Preferred Stock then in effect.

     Except as otherwise provided in the Series C Preferred Stock Certificate of Designation with respect to matters that adversely affect the rights of the holders of the Series C Preferred Stock, and as otherwise required by law, the Series C Preferred Stock shall have no voting rights.

     Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of the Series C Preferred Stock shall be entitled to receive out of the assets of the Company whether such assets are capital or surplus, for each share of Series C Preferred Stock an amount equal to the stated value ($100.00) of the Series C Preferred Stock per share plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing. If the assets of the Company are insufficient to pay such amounts in full, then the entire assets to be distributed to the holders of the Series C Preferred Stock shall be distributed among the holders of the Series C Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The Series B Preferred Stock are explicitly senior in rights or liquidation preference to the Series C Preferred Stock.

     The Company has the right to redeem the Series C Preferred Stock commencing six months from a final closing date in the event the closing bid price of the Company's Common Stock has closed for 20 consecutive trading days at a price not less than $3.00 (subject to adjustment) by delivering notice to holders of the Series C Preferred Stock. The maximum aggregate number of Series C Preferred Stock which may be redeemed pursuant to any such redemption notice in any given week shall be that number of shares of Series C Preferred Stock for which the underlying Common Stock (together with any accrued dividends payable in Common Stock thereon) are less than or equal to 25% of the average daily trading volume of the Common Stock for the 20 Trading Days preceding each such redemption notice date.

     As of January 25, 2007, there were 222,250 shares of Series C Preferred Stock issued and outstanding.

2.5% CONVERTIBLE DEBENTURES

     The following summary of the 2.5% Convertible Debentures (the "Debentures") is qualified in its entirety by the detailed information appearing in the Debentures, the form of which was filed with the Commission as Exhibit 10.1 to Form SB-2 filed on September 26, 2005.

     Capitalized terms used in this section but not defined herein are defined in the Debenture. Each $30,000 of 2.5% two-year Convertible Debentures is convertible into 25,000 shares of the Common Stock at the rate of $1.20 per share. Holders of the Debentures are entitled to interest on the aggregate unconverted and then outstanding principal amount of the Debentures at an annual percentage rate of 2.5%, accrued daily and compounded quarterly, payable upon the earlier of the Conversion Date or the Maturity Date with respect to the principal amount converted or maturing on such date, as applicable, in either cash or in shares of Common Stock, at the Company's option. If the Company elects to make payment in stock, such shares (the "Interest Shares") shall be payable at the rate of 1 Interest Share per $1.20 in interest due. The Company has reserved 140,128 shares of Common Stock for the payment of dividends for the Debentures.

     All overdue accrued and unpaid interest to be paid on the Debenture shall entail a late fee at the rate of 12% per annum. The Company may not prepay any portion of the principal amount of the Debenture without the prior written consent of the Holder.

Anti-dilution

     The Debentures have customary weighted-average anti-dilution rights with respect to any subsequent issuance of Common Stock or Common Stock equivalents at a price less than $1.20 per share, and otherwise in connection with forward or reverse stock splits, stock dividends, recapitalizations, and the like. The anti-dilution provisions shall not apply to certain employee stock options and shares issued in connection with certain mergers and acquisitions.

Negative Covenants

     The Debentures contain negative covenants pursuant to which the Company will not: (i) amend it certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder, (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or other equity securities other than as to the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents; or enter into any agreement with respect to any of the foregoing.

Events of Default

     Each of the following shall be an event of default under the Debentures:

     i. any default in the payment of (A) the principal amount of any Debenture, or (B) interest (including Late Fees) on, or liquidated damages in respect of, any Debenture, in each case free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within 3 Trading Days;

     ii. the Company shall fail to observe or perform any other covenant or agreement contained in the Debenture (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder) upon conversion, which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Trading Days after notice of such default sent by the Holder or by any other Holder and (B)10 Trading Days after the Company shall become aware of such failure;

     iii. a default or event of default (subject to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents other than the Debentures, or (B) any other material agreement, lease, document or instrument to which the Company is bound, except where such event of default will not have a material adverse effect upon the Company;

     iv. any representation or warranty made herein, in any other Transaction Documents, in any written statement pursuant hereto or thereto, or in any other report, financial statement or certificate made or delivered to the Holder or any other holder of Debentures shall be untrue or incorrect in any material respect as of the date when made or deemed made, except where such event of default will not have a material adverse effect upon the Company;

     v. (i) the Company shall commence, or there shall be commenced against the Company, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company thereof or (ii) there is commenced against the Company thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or (iii) the Company thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (iv) the Company thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (v) the Company thereof makes a general assignment for the benefit of creditors; or
          (vi) the Company shall fail to pay, or shall state in writing that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vii) the Company thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (viii) the Company thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Company thereof for the purpose of effecting any of the foregoing;

     vi. the Company shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $150,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

     vii. the Common Stock shall not be eligible for quotation on or quoted for trading on a Trading Market and shall not again be eligible for and quoted or listed for trading thereon within five Trading Days;

     viii. the Company shall be a party to any Change of Control Transaction or Fundamental Transaction, shall agree to sell or dispose of all or in excess of 33% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction) or shall redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock or other equity securities of the Company (other than redemptions of Conversion Shares and repurchases of shares of Common Stock or other equity securities of departing officers and directors of the Company; provided such repurchases shall not exceed $100,000, in the aggregate, for all officers and directors during the term of the Debenture); or

     ix. the Company shall fail for any reason to deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to and in accordance with the Debenture or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof.

Acceleration

     If any Event of Default occurs, 110% of the full principal amount of the Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder's written election, immediately due and payable in cash.

     As of January 25, 2007, there were $2,614,800 principal amount of the Debentures issued and outstanding.

NRGG DEBENTURE

     Effective May 10, 2006, the Company entered into a Purchase and Sale Agreement (the "Acquisition") with Natural Resource Group Gathering, LLC, whereby the Company increased its investment in Slater Dome Gathering, LLLP in exchange for a subordinated convertible debenture in the amount of $608,194 (the "SDG Debenture"). The SDG Debenture bears interest at a rate of 2.5% per annum and is due January 1, 2008. The SDG Debenture is subordinate to the Debentures. The Debenture was originally convertible into common shares of the Company's Common Stock at a conversion price of $2.00 per share. The conversion price of the SDG Debenture was reduced from $2.00 per share to $1.33 per share in connection with the grant of options to certain officers and directors of the Company, which options were exercisable at a price of less than $2.00 per share and the issuance of the Series C Preferred Stock, which triggered the anti-dilution clauses of the SDG Debenture with the Series C Preferred Stock having a conversion price less than $2.00 per share.

     As of January 25, 2007, there were 477,522 shares of Common Stock underlying the SDG Debenture.


WARRANTS TO PURCHASE SHARES OF COMMON STOCK

Series A Preferred Stock Warrants, Series B Preferred Stock Warrants, Bridge Loan Warrant, the Debentures Anti-Dilution Warrants and the Series C Anti-Dilution Warrants

     The Company has issued warrants to purchase shares of its Common stock to the former holders of its Series A Preferred Stock (the "Series A Warrants") Warrants, to the holders of its Series B Preferred Stock and Westminster Securities Corp. (the "Placement Agent") in connection with the offering and sale of the Series B Preferred Stock (collectively the "Series B Warrants"), to the lender of a Bridge Loan Agreement with the Company (the "Bridge Loan Warrants").

     Originally, 75,000 warrants were issued to the holders of the Series A Preferred Stock, 75,000 warrants were issued to the lender of a Bridge Loan Agreement and an aggregate amount of 5,445,000 warrants were issued to the holders of the Series B Preferred Stock and the Placement Agent and had an exercise price of $1.50 per share. The issuance of the Debentures, the grant of stock options to officers, directors, employees and agents and the issuance of the Series C Preferred Stock triggered the anti-dilution clauses of each of these warrants by having a conversion or exercise price less than the then applicable exercise price, resulting in an increase in the number of warrants and a decrease in the exercise price of these warrants.

     As of the date of this Proxy Statement, the Series A Warrants, the Series B Warrants and the Bridge Loan Warrants each provide the warrant holder the right to purchase shares of the Company's Common Stock at an exercise price of $1.11 per share. Each of these warrants expires on February 1, 2008.

     The Series A Warrants, the Series B Warrants and the Bridge Loan Warrants have customary weighted-average anti-dilution rights with respect to any subsequent issuance of Common Stock or Common Stock equivalents at a price less than $1.11 per share (subject to adjustment), and otherwise in connection with forward or reverse stock splits, stock dividends, recapitalizations, and the like. The anti-dilution provisions shall not apply to certain employee stock options and shares issued in connection with certain mergers and acquisitions.

     In the event the shares of Common Stock underlying the Series A Warrants, the Series B Warrants and the Bridge Loan Warrants are subject to an effective registration statement that has been continuously effective for a minimum of 30 days and the closing bid price of the Company's Common Stock has closed for 20 consecutive trading days at a price not less than $3.50 (subject to adjustment), the Company may redeem these warrants upon 30 days' written notice to the holders of these warrants at a redemption price of $0.01 per Warrant Share.

     As of January 25, 2007, there were an aggregate of 6,054,910 Series A Warrants, the Series B Warrants and the Bridge Loan Warrants outstanding and 1,159,914 of the Series B Warrants had been exercised.

The Debenture Warrants

     The Debenture Warrants provide the warrant holder the right to purchase shares of the Company's Common Stock at an exercise price of $1.33. Each Debenture Warrant expires July 22, 2008.

     Originally, 1,150,000 warrants were issued to the holders of the Debentures and had an exercise price of $2.00 per share. The grant of stock options to officers, directors, employees and agents and the issuance of the Series C Preferred Stock and the AC Warrants triggered the anti-dilution clauses of these warrants by having a conversion or exercise price less than the then applicable exercise price, resulting in an increase in the number of warrants and a decrease in the exercise price of these warrants.

     The Debenture Warrants have customary weighted-average anti-dilution rights with respect to any subsequent issuance of Common Stock or Common Stock equivalents at a price less than $1.33 per share (subject to adjustment), and otherwise in connection with forward or reverse stock splits, stock dividends, recapitalizations, and the like. The anti-dilution provisions shall not apply to certain employee stock options and shares issued in connection with certain mergers and acquisitions.

     In the event the shares of Common Stock underlying the Debenture Warrants are subject to an effective registration statement that has been continuously effective for a minimum of 30 days and the closing bid price of the Company's Common Stock has closed for 20 consecutive trading days at a price not less than $4.50 (subject to adjustment), the Company may redeem the Warrants upon 30 days' written notice to the holders of the Debenture Warrants at a redemption price of $0.01 per Warrant Share.

     As of January 25, 2007, there were an aggregate of 1,716,452 Debenture Warrants outstanding and 12,500 of these warrants had been exercised.

AC Warrants

     The AC Warrants are exercisable at $1.50 per common share and have a call feature (the "AC Redemption") provided that the Company's Common Stock has been trading at not less than $3.50 per share for twenty consecutive trading days and the underlying shares of Common Stock are subject to an effective registration statement that has been continuously effective for a minimum of thirty days. The AC Redemption shall take effect, which date shall be at least 65 calendar days after the redemption notice is sent to Holder, provided, however, that the maximum aggregate redemption amount for all holders of the same class as the AC Warrant (the "Aggregate Redemption Amount") per calendar week shall be 25% of the average daily trading volume of the Company's Common Stock for the 20 trading days preceding each such redemption notice. The Aggregate Redemption Amount shall be applied on a pro-rata basis to each holder of warrants of the same class as the AC Warrant based upon the respective number of shares of Common Stock underlying each holder's warrants.

     The AC Warrants have customary weighted-average anti-dilution rights with respect to any subsequent issuance of Common Stock or Common Stock equivalents at a price less than $1.50 per share (subject to adjustment), and otherwise in connection with forward or reverse stock splits, stock dividends, recapitalizations, and the like. The anti-dilution provisions shall not apply to employee stock options and shares issued in connection with certain mergers and acquisitions.

     As of January 25, 2007, there were 21,166,658 AC Warrants issued and outstanding and none had been exercised.

BC Warrants

     The BC Warrants are exercisable at $2.00 per common share and have a call feature (the "BC Redemption") provided that the Company's Common Stock has been trading at not less than $4.00 per share for twenty consecutive trading days and the underlying shares of Common Stock are subject to an effective registration statement that has been continuously effective for a minimum of thirty days. The BC Redemption shall take effect, which date shall be at least 65 calendar days after the redemption notice is sent to Holder, provided, however, that the maximum aggregate redemption amount for all holders of the same class as the BC Warrant (the "BC Aggregate Redemption Amount") per calendar week shall be 25% of the average daily trading volume of the Company's Common Stock for the 20 trading days preceding each such redemption notice. The BC Aggregate Redemption Amount shall be applied on a pro-rata basis to each holder of warrants of the same class as the BC Warrant based upon the respective number of shares of Common Stock underlying each holder's warrants.

     The BC Warrants have customary weighted-average anti-dilution rights with respect to any subsequent issuance of Common Stock or Common Stock equivalents at a price less than $2.00 per share (subject to adjustment), and otherwise in connection with forward or reverse stock splits, stock dividends, recapitalizations, and the like. The anti-dilution provisions shall not apply to employee stock options and shares issued in connection with certain mergers and acquisitions.

     As of January 25, 2007, there were 10,583,545 BC Warrants issued and outstanding and none had been exercised.

Placement Agent Unit Warrant

     In connection with the offer and sale of the Company's Series B Preferred Stock, the Company granted to the Placement Agent or its designees a warrant to purchase 24.75 Units in the Company at a purchase price of $13,000 per Unit (the "Placement Agent Unit Warrant"). Each Unit originally consisted of: (i) $13,000 of Series B Preferred Stock; and (ii) a three-year warrant to purchase 20,000 shares of Common Stock at an exercise price of $1.50 per share (the "Series B Placement Agent Warrants"). The issuance of the Debentures, the grant of stock options to officers, directors, employees and agents and the issuance of the Series C Preferred Stock and the AC Warrants (as its applies to the Series B Placement Agent Warrants) triggered the anti-dilution clauses of each of these warrants by having a conversion or exercise price less than the then applicable exercise price, resulting in an increase in the number of warrants and a decrease in the exercise price of the Series B Placement Agent Warrants. The Placement Agent Unit Warrant expires on February 1, 2008. The aggregate number of shares of Common Stock underlying the Series B Preferred Stock underlying the Placement Agent Unit Warrant is convertible into an aggregate of 495,000 shares of Common Stock and the aggregate number of shares of Common Stock underlying the Series B Placement Agent Warrants and the Placement Agent Unit Series C Anti-Dilution Warrants is exercisable for 671,493 shares of Common Stock at a price of $1.11 per share.

     As of January 25, 2007, the Placement Agent Unit Warrant had not been exercised.

Placement Agent Debenture Warrants and the Placement Agent Debenture Warrant Coverage Warrants

     For acting as the placement agent for the sale of the Debentures and the Debenture Warrants, the Placement Agent or its designees received warrants (the "Placement Agent Debenture Warrant Coverage Warrants") to purchase 230,000 shares of the Company's Common Stock at a price of $1.20 per share and warrants (the "Placement Agent Debenture Warrants") to purchase 115,000 shares of the Company's Common Stock at a price of $2.00 per share.

     The grant of stock options to officers, directors, employees and agents and the issuance of the Series C Preferred Stock (and the AC Warrants as its applies to the Placement Agent Debenture Warrant Coverage Warrants) triggered the anti-dilution clauses of each of these warrants by having a conversion or exercise price less than the then applicable exercise price, resulting in an increase in the number of warrants and a decrease in the exercise price of these warrants.

     As of January 25, 2007, there were 255,040 Placement Agent Debenture Warrant Coverage Warrants outstanding exercisable at a price of $1.08 per share and 173,532 Placement Agent Debenture Warrants outstanding exercisable at a price of $1.33 per share and none of these warrants had been exercised.

The Consultant Warrants

     The Consultant Warrants were issued to a consultant on July 5, 2005 and originally provided the warrant holder the right to purchase shares of the Company's Common Stock at an exercise price of $1.50. The Consultant Warrant expires on July 5, 2008.

     The issuance of the Debentures, the grant of stock options to officers, directors, employees and agents and the Series C Preferred stock triggered the anti-dilution clauses of these warrants by having a conversion or exercise price less than the then applicable exercise price, resulting in an increase in the number of warrants and a decrease in the exercise price of these warrants.

     The Consultant Warrants have customary weighted-average anti-dilution rights with respect to any subsequent issuance of Common Stock or Common Stock equivalents at a price less than $1.13 per share (subject to adjustment), and otherwise in connection with forward or reverse stock splits, stock dividends, recapitalizations, and the like. The anti-dilution provisions shall not apply to employee stock options and shares issued in connection with certain mergers and acquisitions.

     In the event the shares of Common Stock underlying the Consultant Warrants and the Consultant Anti-Dilution Warrants are subject to an effective registration statement that has been continuously effective for a minimum of 30 days and the closing bid price of the Company's Common Stock has closed for 20 consecutive trading days at a price not less than $4.50 (subject to adjustment), the Company may redeem the Consultant Warrants and the Consultant Anti-Dilution Warrants upon 30 days' written notice to the holders of the Consultant Warrants and the Consultant Anti-Dilution Warrants at a redemption price of $0.01 per warrant share.

     As of January 25, 2007, there were 50,006 Consultant Warrants outstanding at an exercise price of $1.13 per share and 37,500 of these warrants had been exercised.

Series C Placement Agent Warrants

     For acting as the placement agent for the sale of the Series C Preferred Stock, the Placement Agent or its designees are entitled to receive warrants to purchase 492,857 shares of the Company's Common Stock at a price of $1.05 per share, 492,857 shares of the Company's Common Stock at a price of $1.50 per share and 246,432 shares of the Company's Common Stock at a price of $2.00 per share (collectively the "Series C Placement Agent Warrants"). Each of the Series C Placement Agent Warrants expire on January 16, 2010.

     As of January 25, 2007, the Company had not issued the Series C Placement Agent Warrants and none of the Series C Placement Agent Warrants had been exercised.

Additional Warrants

     Effective February 28, 2006, the Company issued warrants representing 200,000 shares of the Company's Common Stock at $2.00 per share to a shareholder in settlement of a contractual dispute. The warrants issued to this shareholder expire on February 28, 2010. On February 22, 2006, the Company issued warrants representing 100,000 shares of the Company's Common Stock at $2.75 per share to a financial public relations firm in connection with their engagement. The warrants issued to the financial public relations firm expire on February 22, 2009.

AMENDMENT TO THE ARTICLES OF INCORPORATION

     If approved by the Shareholders, the Amendment to the Articles of Incorporation will increase the Company's authorized Common Stock to 500,000,000 shares of Common Stock from 50,000,000 shares of Common Stock. There will be no further vote by the Shareholders prior to any issuance of these shares of Common Stock. If approved by the Shareholders, the Company will issue certain of these shares upon the exercise of the AC Warrants and the BC Warrants and, at the Company's option, to pay the dividends of the Series C Preferred Stock. As of the date of this Proxy Statement, the Company has no plans to issue any of the shares of Common Stock that will not be reserved for issuance of shares upon the exercise of the AC Warrants and the BC Warrants or to pay the dividends of the Series C Preferred Stock.

Required Vote

     The affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock present at the Special Meeting in person or by proxy will be required to adopt an amendment to the Articles of Incorporation which would effect an increase in the number of authorized shares of Common Stock from 50,000,000 shares to 500,000,000 shares.

     If the Amendment is approved by the holders of a majority of the shares of Common Stock and Preferred Stock present at the Special Meeting in person or by proxy, it will become effective as of the date and time it is filed with the office of the Secretary of State of Colorado. The filing will be made as soon as practicable following the approval of the Amendment by the Shareholders.

Board Recommendation

     The Board recommends a vote FOR the adoption of the Amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 50,000,000 shares to 500,000,000 shares, and each of the Resolutions with respect thereto set forth in Exhibit A hereto.

                                   PROPOSAL 2

                    PROPOSAL TO ADOPT, APPROVE AND RATIFY THE
                      2007 OMNIBUS LONG TERM INCENTIVE PLAN

     Effective January 25, 2007, the Company's Board of Directors adopted and approved the Company's 2007 Omnibus Long Term Incentive Plan (the "Plan"). The following is a brief description of the principal features of the Plan. It does not purport to be complete and is qualified in its entirety by the full text of the Plan, which is attached to this Proxy Statement as Annex 1.

     Only Shareholders owning shares of Common Stock will be entitled to vote to approve and ratify the Plan, which authorizes the issuance of up to 10,000,000 shares of the Company's Common Stock that may be issued under the Plan.


Purpose

     The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by providing such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees, consultants and advisors.

Administration

     The Plan shall be administered by the Committee, or in the absence of appointment of a Committee, by the entire Board of Directors.

Types of Awards

     Pursuant to the terms of the Plan, the Committee may grant incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("Non-Qualified Options"), restricted stock awards, stock grants and stock appreciation rights (collectively the "Awards") to Eligible Employees and Eligible Consultants, each as defined in the Plan. As of the date of this Proxy Statement, there are five employees of the Company that may be deemed to be Eligible Employees under the Plan. Two the Eligible Employees are the Executive Officers of the Company, two are non-executive officer employees of the Company and one is a non-executive director of the Company. Eligible Consultants are those consultants and advisors to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Awards, other than Incentive Options, under the Plan. The number of Eligible Consultants will vary from time to time.

     Stock Options.    Stock options granted under the Plan may be either
Incentive Options or Non-Qualified Options. The exercise price of a stock option granted under the Plan will be determined by the Committee at the time the option is granted, the exercise price may or may not be the fair market value of our Common Stock. Stock options are exercisable at the times and upon the conditions that the Committee may determine, as reflected in the applicable option agreement. The Committee will also determine the maximum duration of the period in which the option may be exercised, which may not exceed ten years from the date of grant. All of the shares available for issuance under the Plan may be made subject to Incentive Options.

     The option exercise price must be paid in full at the time of exercise, and is payable (in the discretion of the Committee) by any one of the following methods or a combination thereof:

     o    in cash or cash equivalents,
     o    the surrender of previously acquired shares of our Common Stock,
     o authorization for us to withhold a number of shares otherwise payable pursuant to the exercise of an option, or
     o to the extent permitted by applicable law, through any other procedure acceptable to the Committee.

     Restricted Stock.    The Plan provides for awards of our Common Stock that
are subject to restrictions on transferability imposed under the Plan and other restrictions that may be determined by the Committee in its discretion. Such restrictions will lapse on terms established by the Committee. Except as may be otherwise provided under the award agreement relating to the restricted stock, a participant granted restricted stock will have all the rights of a stockholder.

     Stock Appreciation Rights ("SARs").   The Plan provides that the Committee,
in its discretion, may award SARs, either in tandem with stock options or freestanding and unrelated to options.

     Stock Grants.    From time to time during the duration of the Plan, the
Committee may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Stock, whether by purchase, outright grant, or otherwise.

Stock Subject to the Plan

     The maximum number of Shares that are authorized for issuance under the Plan is 10,000,000.

Amendment and Termination of the Plan

     The Board of Directors may modify or terminate the Plan or any portion of the Plan at any time (subject to participant consent where such change would adversely affect an award previously granted to the participant), except that an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement will not be effective unless approved by the requisite vote of our stockholders. In addition, the Plan or any outstanding option may not be amended to effectively decrease the exercise price of any outstanding option unless first approved by the stockholders. No awards may be granted under the Plan after the day prior to the tenth anniversary of its adoption date, but awards granted prior to that time can continue after such time in accordance with their terms.

Tax Consequences to the Company

     To the extent that a participant recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code, and (ii) any applicable withholding obligations are satisfied.

New Plan Benefits

     There have been no grants made under the Plan. Because the benefits that will be received by or allocated to the Eligible Employees and the Eligible Consultants under the Plan will be determined by the Committee from time to time and will depend upon the actions of the Committee, it is not possible to determine the benefits that will be received if the Plan is approved by stockholders.

Required Vote

     Approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock present and voting at the meeting in person or by proxy.

Board Recommendation

     The Board recommends a vote FOR the approval and ratification of the 2007 Omnibus Long Term Incentive Plan, which is attached to this Proxy Statement as Annex 1.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Officers, directors and employees of the Company have an interest in the matters being presented for stockholder approval at the Special Meeting. Assuming Shareholder approval of the Plan, officers, directors and employees of the Company may be granted Awards under the Plan.


                                     GENERAL

Other Matters

     The Board of Directors does not know of any matters that are to be presented at the Special Meeting of Shareholders other than those stated in the Notice of Special Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Special Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

                                      By Order of the Board of Directors


                                      Paul G. Laird,
                                      Chairman of the Board

                                    EXHIBIT A

             ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION
                                       OF
                            NEW FRONTIER ENERGY, INC.

     FIRST: The name of the Corporation is New Frontier Energy, Inc. (the "Corporation").

     SECOND: Immediately upon the effectiveness of this amendment to the Corporation's Articles of Incorporation pursuant to the Colorado Business Corporation Act (the "Effective Time"), the number of authorized shares of common stock shall be increased from 50,000,000, $0.001 par value common shares to 500,000,000 $0.001 par value common shares. This Amendment shall not affect the outstanding and issued shares of common stock in any way. This amendment authorizes the officers of the Corporation to increase the stated capital of the Corporation to reflect the change in outstanding shares of the Corporation.

     This amendment shall be effectuated by deleting Section 1 of Article V in its entirety and it shall be replaced with following:

     "SECTION 1. Authorized Capital. The total number of shares of all classes which the Corporation shall have authority to issue is 525,000,000 of which 25,000,000 shall be Preferred Shares, par value $0.001 per share, and 500,000,000 shall be Common Shares, par value $0.001 per share, and the designations, preferences, limitations and relative rights of the shares of each class are as set forth below."

     THIRD: By written informal action, unanimously taken by the Board of Directors of the Corporation effective the 25th day of January 2007, pursuant to and in accordance with Sections 7-108-202 and 7-110-103 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly adopted and recommended the amendment described above to the Corporation's Shareholders for their approval.

     FOURTH: Notice having been properly given to the Shareholders in accordance with Sections 7-107-105 and 7-110-103 of the Colorado Revised Statutes, at a meeting of Shareholders held on June 11, 2007, the number of votes cast for the amendment by the each voting group entitled to vote on the amendment was sufficient for approval by that voting group.

     IN WITNESS WHEREOF, New Frontier Energy, Inc. has caused this amendment of its the Articles of Incorporation to be signed in its name and on its behalf by Paul G. Laird, its President and attested by Les Bates, its Secretary, on this _______ day of _____, ___, and its President acknowledges that these Articles of Amendment are the act and deed of New Frontier Energy, Inc. and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

ATTEST:  NEW FRONTIER ENERGY, INC.



By:_____________________________                 By:  ________________________
     Les Bates, Secretary                             Paul G. Laird, President

                               COMMON STOCK PROXY

                            NEW FRONTIER ENERGY, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 11, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of NEW FRONTIER ENERGY, INC., a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, dated May 9, 2007, and hereby appoints Paul G. Laird and Les Bates, or either of them, each with the power of substitution, as Attorneys and Proxies to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Special Meeting of Shareholders and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:


     1. Approval of the Proposal to amend the Company's Articles of Incorporation, as amended, which would effect an increase in the number of authorized shares of $0.001 par value common stock (the "Common Stock") from 50,000,000 shares to 500,000,000 shares, without having any effect upon the issued and outstanding shares of Common stock or upon the par value of the Common Stock.

                FOR  /___/             AGAINST  /___/        ABSTAIN  /___/

     2. Approval and ratification of the Company's 2007 Omnibus Long Term Incentive Plan.

                FOR  /___/             AGAINST  /___/        ABSTAIN  /___/

     3. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR the increase in the number of authorized shares of Common Stock from 50,000,000 to 500,000,000 and FOR the Approval and ratification of the Company's 2007 Omnibus Long Term Incentive Plan.

Dated:________________________, 2007        _______________________________





PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears on the label ATTACHED TO THIS PROXY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as it appears hereon. If a corporation, please sign in full corporate name by an authorized officer and affix corporate seal. If a partnership, please sign in full partnership name by authorized person. No Postage is required if returned in the enclosed envelope and mailed in the united states.

            SERIES B 12% CUMULATIVE CONVERTIBLE PREFERRED STOCK PROXY

                            NEW FRONTIER ENERGY, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 11, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of NEW FRONTIER ENERGY, INC., a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, dated May 9, 2007, and hereby appoints Paul G. Laird and Les Bates, or either of them, each with the power of substitution, as Attorneys and Proxies to represent and vote all shares of Series B 12% Cumulative Convertible Preferred Stock of the Company which the undersigned would be entitled to vote at the Special Meeting of Shareholders and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

     1. Approval of the Proposal to amend the Company's Articles of Incorporation, as amended, which would effect an increase in the number of authorized shares of $0.001 par value common stock (the "Common Stock") from 50,000,000 shares to 500,000,000 shares, without having any effect upon the issued and outstanding shares of Common stock or upon the par value of the Common Stock.

             FOR  /___/             AGAINST  /___/        ABSTAIN  /___/

     2. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR the increase in the number of authorized shares of Common Stock from 50,000,000 to 500,000,000.


Dated:________________________, 2007            ________________________





PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears on the label ATTACHED TO THIS PROXY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as it appears hereon. If a corporation, please sign in full corporate name by an authorized officer and affix corporate seal. If a partnership, please sign in full partnership name by authorized person. No Postage is required if returned in the enclosed envelope and mailed in the United States.

                            NEW FRONTIER ENERGY, INC.

                      2007 OMNIBUS LONG-TERM INCENTIVE PLAN


                                    ARTICLE I
                                  INTRODUCTION

     1.1 Establishment. New Frontier Energy, Inc., a Colorado corporation (hereinafter referred to as the "Company" except where the context otherwise requires), hereby establishes the New Frontier Energy 2007 Omnibus Long Term Incentive Plan (the "Plan") for certain key employees, officers, directors, consultants and other persons rendering substantial service to the Company. The Plan permits the grant of incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("Non-Qualified Options"), restricted stock awards, stock appreciation rights and other stock grants to certain key employees of the Company and others providing valuable service to the Company.

     1.2 Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by providing such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees, consultants and advisors.


                                   ARTICLE II
                                   DEFINITIONS

     2.1 Definitions. The following terms shall have the meanings set forth below:

          (a) "Affiliate" means any company or other trade or business that "controls," is "controlled by" or is "under common control" with the Company within the meaning of Rule 405 of Regulation C under the Securities Exchange Act of 1933, as amended, including, without limitation, any subsidiary of the Company.

          (b) "Award" means Option, Stock Appreciation Right and Restricted Stock under the Plan.

          (c) "Award Agreement" means a written agreement between the Company and a Participant, or notice from the Company to a Participant, that evidences and sets out the terms and conditions of an Award.

          (d) "Board" means the Board of Directors of the Company.

          (e) "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate at or before the Grant Date: (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a felony by the Participant;
(iii) fraud, embezzlement or misappropriation of funds or property of the Company or an Affiliate; (iv) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Participant and the Company or an Affiliate; (v) the entry of an order duly issued by any regulatory agency (including federal, state and local regulatory agencies and self-regulatory bodies) having jurisdiction over the Company or an Affiliate requiring the removal from any office held by the Participant with the Company or prohibiting the Participant from participating in the business or affairs of the Company or any Affiliate; or (vi) the revocation or threatened revocation of any of the Company's or an Affiliate's government licenses, permits or approvals, which is primarily due to the Participant's action or inaction and such revocation or threatened revocation would be alleviated or mitigated in any material respect by the termination of the Participant's Services.

          (f) "Change in Control" shall mean the occurrence of any of the following:

               (i) Any `person' (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the `beneficial owner' (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than thirty three percent (33%) of the total voting power represented by the Company's then-outstanding voting securities;

               (ii) A majority of the members of the Board is replaced during any 12-month period commencing on the Effective Date, by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment;

               (iii) The consummation of a merger or consolidation of the
                    Company with any other corporation, other than a merger or consolidation which would result in (a) the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (b) the directors of the Company immediately prior thereto continuing to represent at least fifty percent (50%) of the directors of the Company or such surviving entity immediately after such merger or consolidation; or

               (iv) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets.

          (g) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

          (h) "Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. The Committee shall select Participants from Eligible Employees and Eligible Consultants of the Company, and shall determine the awards to be made pursuant to the Plan and the terms and conditions thereof. In the absence of appointment of a committee, the Board shall administer the Plan.

          (i) "Company" means New Frontier Energy, Inc., a Colorado corporation, or any successor corporation.

          (j) "Disabled" or "Disability" means the Participant is unable to perform each of the essential duties of such Participant's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Participant's Service, Disability has the meaning as set forth in Section 22(e)(3) of the Code.

          (k) "Effective Date" means the date on which the Plan was approved by the Board of Directors, January 25, 2007.

          (l) "Eligible Employees" means those key employees (including, without limitation, officers, directors (whether or not they are also employees of the Company) and other individuals or entities providing substantial service to the Company upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code.

          (m) "Eligible Consultants" means those consultants and advisors to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Awards, other than Incentive Options, under the Plan.

          (n) "Fair Market Value" means the closing price of the Stock on a securities exchange, national market system, automated quotation system or bulletin board on which the Stock is traded or reported on a particular date. If the price of the Stock is not reported or quoted in any such medium, the Fair Market Value of the Stock on a particular date shall be as determined by the Committee.

          (o) "Incentive Option" means an Option designated as such and granted in accordance with Section 422 of the Code.

          (p) "Non-Qualified Option" means any Option other than an Incentive Option.

          (q) "Option" means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

          (r) "Option Holder" means a Participant who has been granted one or more Options under the Plan.

          (s) "Option Price" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with Article V.

          (t) "Participant" means an Eligible Employee or Eligible Consultant designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

          (u) "Plan" means this New Frontier Energy, Inc. 2007 Omnibus Long-Term Incentive Plan.

          (v) "Restricted Stock Award" means an award of Stock granted to a Participant pursuant to Article VI that is subject to certain restrictions imposed in accordance with the provisions of such Section.

          (w) "SAR Exercise Price" means the per share exercise price of a SAR granted to a Participant under Article VII hereof.

          (x) "Share" means a share of Stock.

          (y) "Stock" means the $0.001 par value Common Stock of the Company.

          (z) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article VII hereof.

                                   ARTICLE III
                               PLAN ADMINISTRATION

     3.1 The Plan shall be administered by the Committee, or in the absence of appointment of a Committee, by the entire Board of Directors. All references in the Plan to the Committee shall include the entire Board of Directors if no such Committee is appointed.

     3.2 In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the Awards to be made pursuant to the Plan, the number of shares of Stock to be issued thereunder and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, establish the duration and nature of Restricted Stock Award restrictions or SAR and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan.

     3.3 The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Award, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

     3.4 The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency.

     3.5 The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

     3.6 Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

     3.7 No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

                                   ARTICLE IV
                            STOCK SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to the provisions regarding changes in capital described below, the maximum number of Shares that are authorized for issuance under the Plan in accordance with the provisions of the Plan shall be 10,000,000. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. This authorization may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

     4.2 Other Shares of Stock. To the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the Award, or otherwise terminated without delivery of shares to the Participant, the shares retained by or returned to the Company will be available under the Plan. Shares that are withheld from such an Award or separately surrendered by the Participant in payment of any exercise price or taxes relating to such an Award shall be deemed to constitute shares not delivered to the Participant and will be available under the Plan.

     4.3 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan and (ii) the Shares then included in each outstanding Award granted hereunder.

     4.4 General Adjustment Rules. No adjustment or substitution provided for in this Article IV shall require the Company to sell a fractional share of Stock under any Option, or otherwise issue a fractional share of Stock, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional share.

     4.5 Change of Control. The Committee shall determine the effect of a Change in Control upon Awards, and such effect may be set forth in the appropriate Award Agreement. Unless an Award Agreement explicitly provides otherwise, in the event of a Change of Control, Options and SARs granted pursuant to the Plan shall become immediately exercisable in full, and all Awards shall become fully vested, but only if such vesting is specified in the applicable Award Agreement. In addition, the Committee may take whatever action it deems necessary or desirable with respect to outstanding Awards, including, without limitation, with respect to Options, Restricted Stock Awards and SARs, accelerating the expiration or termination date in the applicable Award Agreement to a date no earlier than thirty (30) days after notice of such acceleration is given to the Participant; provided, however, that such accelerated expiration date may not be earlier than the date as of which the Award has become fully vested and exercisable.


                                    ARTICLE V
                                     OPTIONS

     5.1 Grant of Options. The Committee in its sole discretion shall designate each Participant in the Plan and whether the granted Option is an Incentive Option or a Non-Qualified Option. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee or Eligible Consultant at the same time or at different times. Any Option that is designated as an Incentive Stock Option shall be a Non-qualified Stock Option if the Plan is not approved by the shareholders of the Company within twelve (12) months after the Effective Date of the Plan. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

     5.2 Stock Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement (an "Option Agreement"). An Option Agreement shall be issued by the Company in the name of the Participant to whom the Option is granted (the "Option Holder") and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions set forth in this Section 5.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

          (a) Number of Shares. Each Option Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

          (b) Price. The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement, but in no event shall the price be less than 100 percent (100%) of the Fair Market Value of the Stock on the date an Incentive Option is granted. Furthermore, no ten percent Stockholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

          (c) Duration of Options; Restrictions on Exercise. Each Option Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Agreement shall also set forth any installment or other restrictions on Option exercise during such period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

     5.3 Termination of Services, Death, Disability, Etc. The Committee may specify at the time of granting the Option but not thereafter the period, if any, after which an Option may be exercised following termination of the Option Holder's services. The effect of this subsection 5.3 shall be limited to determining the consequences of a termination and nothing in this subsection 5.3 shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's services. If the Committee does not otherwise specify, the following shall apply:

          (a) If the services of the Option Holder are terminated within the Option Period for Cause, the Option shall thereafter be void for all purposes.

          (b) If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder's termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of services because of Disability.

          (c) If the Option Holder dies during the Option Period while still performing services for the Company or within the one year period referred to in
(b) above or the three-month period referred to in (d) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

          (d) If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer performing services for the Company) by the Company or the Option Holder within the Option Period for any reason other than Cause, Disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of services.

     5.4 Manner of Exercise.

          (a) The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. A properly executed agreement representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefore. If Options on less than all shares evidenced by an Option Agreement are exercised, the Company shall deliver a new Option Agreement evidencing the Option on the remaining shares upon delivery of the Option Agreement for the Option being exercised.

          (b) The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Payments hereunder shall be made in cash or cash equivalents acceptable to the Company. Notwithstanding anything contained herein to the contrary, the Committee may, solely in its discretion, approve payment in whole or in part by an alternative method, including (i) by means of any cashless exercise procedure approved by the Committee, (ii) in the form of unrestricted shares of Stock already owned by the Participant (for at least six months) on the date of surrender to the extent the shares of Stock have a Fair Market Value on the date of surrender equal to the aggregate Option Price of the shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant, or (iii) any combination of the foregoing.

          (c) Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

          (d) Withholding.

               (i) Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws, including payment of such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option.

               (ii) Incentive Options. If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company's principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

     5.5 Restrictions on Incentive Options.

          (a) Initial Exercise. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option.

          (b) Ten Percent Stockholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

     5.6 Shareholder Privileges. No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock.


                                   ARTICLE VI
                             RESTRICTED STOCK AWARDS


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     6.1 Grant of Restricted Stock Awards. Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

     6.2 Restrictions. A Participant's right to retain a Restricted Stock Award granted to him under Section 6.1 shall be subject to such restrictions, including but not limited to his continuous employment by or performance of services for the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company's established retirement policy, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment or services completed at the time of termination of services from the grant of each Award to the total number of months of employment or continued services required for such Award to be fully nonforfeitable, and such portion of each such Award shall become fully nonforfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company. In the event of a Participant's termination of employment or consulting services for any other reason, any Restricted Stock Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to the Company.

     6.3 Privileges of a Stockholder, Transferability. A Participant shall not possess or exercise any voting, dividend, liquidation or other rights with respect to Stock granted under the Plan unless and until any restrictions issued in connection with the Stock have been satisfied by the Participant. Upon the satisfaction of those conditions, if any, the Participant shall be entitled to exercise and possess voting, dividend, liquidation and other rights with respect to the Stock in accordance with its terms received by the Participant under this section.

     6.4 Enforcement of Restrictions. The Committee shall cause a legend to be placed on the Stock Certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Sections 6.2 and 6.3 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 6.2 and 6.3:

          (a) Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

          (b) Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.


                                   ARTICLE VII
                TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS


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     7.1 Right to Payment. A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Committee. The Award Agreement for an SAR shall specify the SAR Exercise Price, which shall be fixed on the grant date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the grant date of such Option may have a grant price that is equal to the Option Price.

     7.2 Other Terms. The Committee shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

     7.3 Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten years.

     7.4 Payment of SAR Amount. Upon exercise of a SAR, a Grantee shall be entitled to receive cash payment from the Company in an amount determined by multiplying:

          (i) the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price; by

          (ii) the number of Shares with respect to which the SAR is exercised.

                                  ARTICLE VIII
                            OTHER COMMON STOCK GRANTS

     From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Stock, whether by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this Plan and all shares of Stock issued pursuant to such arrangements shall be issued under this Plan.

                                   ARTICLE IX
                                   WITHHOLDING

     9.1 Withholding Requirement. The Company's obligations to deliver shares of Stock upon the exercise of any Option, the vesting of any Restricted Stock Award, the exercise of any SAR or the grant of Stock shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

                                    ARTICLE X
                               GENERAL PROVISIONS


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     10.1 Service. Nothing contained in the Plan or in any Award, or other Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

     10.2 Nontransferability. No right or interest of any Participant in an Option, a Restricted Stock Award (prior to the completion of the restriction period applicable thereto), or other Award granted pursuant to the Plan, shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy.

     10.3 Restricted Stock; Investment Representations. Unless previously registered with the Securities and Exchange Commission, all Options, Stock and other Awards will be in the form of restricted securities, will be issued pursuant to an exemption from the registration requirements of applicable federal and state law and will be restricted from transfer by the recipient. The Company may choose to register the securities in its sole and absolute discretion, but shall have no obligation to do so. The Company may require any person to whom an Option or Restricted Stock Award is granted, as a condition of exercising such Option or receiving such Restricted Stock Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock Certificates.

     10.4 Compliance with Securities Laws. Each Option, Restricted Stock Award or other stock grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Award grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.


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
     10.5 Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Securities Exchange Act of 1934, as amended, it is the intent of the Company that Awards and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

     10.6 Term. Unless sooner terminated by the Board, the Plan shall terminate on January 25, 2017, and no Option, Restricted Stock Award, other Award or Stock shall be granted, after such termination. Options, Restricted Stock Awards and other Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

     10.7 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

     10.9 Headings. The subject headings of the sections contained in this Plan are included for convenience purposes only and shall not control or affect the meaning, construction or interpretation of any provision hereof.

     10.10 Severability. Should any provision of this Plan be declared invalid by a court of competent jurisdiction, the remaining provisions hereof shall remain in full force and effect regardless of such declaration.


Dated:  __________________, 2007

                                         NEW FRONTIER ENERGY, INC.



                                         By: ________________________________
                                                Paul G. Laird, President






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